SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

            ____________________________________

                      FORM 8-K/A NO. 1

                       CURRENT REPORT

        Filed Pursuant to Section 12, 13 or 15(d) of
             THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report: June 30, 1995


                 NATIONAL ENERGY GROUP, INC.

       (Name of small business issuer in its charter)

           Delaware                         58-1922764
 (State or other jurisdiction            (I.R.S. Employer
of incorporation or organization)       Identification No.)

4925 Greenville Ave., Ste. 1400, Dallas, TX      75206
(Address of principal executive offices)      (Zip Code)

          Issuer's telephone number: (214) 692-9211

The following is substituted in lieu of Item 7 as it appears in the original of the Current Report on Form 8-K dated
June 30, 1995.

Item 7.   Financial Statements and Exhibits:                          Page

          (a)   Financial Statements of Businesses Acquired:

                Mustang Island Interest

                Report   of  Ernst  &  Young  LLP,  Independent
                  Auditors                                            F-8

                Statements of Operating Revenues and Direct
                  Operating Expenses for the Three-Month Period
                  Ended March 31, 1995 (Unaudited) and the Years
                  Ended December 31, 1994 and 1993                    F-9

                Notes to Statements of Operating Revenues
                  and Direct Operating Expenses                       F-10

                Oak Hill Interest

                Report   of  Ernst  &  Young  LLP,  Independent
                  Auditors                                            F-13

                Statements of Operating Revenues and Direct
                  Operating Expenses for the Five-Month Period
                  Ended May 31, 1995 (Unaudited) and the Years
                  Ended December 31, 1994 and 1993                    F-14

                Notes to Statements of Operating Revenues and
                  Direct Operating Expenses                           F-15

                Enron Interest

                Report  of  Ernst  & Young  LLP,  Independent
                  Auditors                                            F-18

                Statements of Operating Revenues and Direct
                  Operating Expenses for the Five-Month Period
                  Ended May 31, 1995 (Unaudited) and the Years
                  Ended December 31, 1994 and 1993                    F-19

                Notes  to  Statements of  Operating  Revenues
                  and Direct Operating Expenses                       F-20

          (b)   Pro Forma Financial Information (Unaudited):

                Pro Forma Statement of Operations                     F-2

                Notes to Pro Forma Statement of Operations            F-4

                 NATIONAL ENERGY GROUP, INC.

               PRO FORMA FINANCIAL STATEMENTS


  The accompanying unaudited pro forma statements of operations of National Energy Group, Inc. (the "Company") for the six months ended June 30, 1995 and the year ended December 31, 1994 have been prepared as if the acquisition of the Mustang Island Interest, the Oak Hill Interest, and the Enron Interest (as defined in the notes to pro forma statement of operations) had occurred on January 1, 1994.

  The historical financial information for the Mustang Island Interest, the Oak Hill Interest, and the Enron Interest has been derived from the respective historical statements of operating revenues and direct operating expenses contained elsewhere herein. The historical financial information of the Company has been derived from its historical financial statements included in its Quarterly Report on Form 10-QSB for the six months ended June 30, 1995 and in its Annual Report on Form 10-KSB for the year ended December 31, 1994. The pro forma adjustments are based upon available information and assumptions that management of the Company believes are reasonable. The unaudited pro forma statement of operations does not purport to represent the results of operations that would have occurred had such transaction been consummated on January 1, 1994 or the Company's results of operations for any future period. The unaudited pro forma statement of operations should be read in conjunction with the historical financial statements contained elsewhere herein and in the Company's Quarterly Report on Form 10-QSB for the six months ended June 30, 1995 and in its Annual Report on Form 10-KSB for the year ended December 31, 1994.

                        National Energy Group, Inc.

                     Pro Forma Statement of Operations
                                (Unaudited)

                            Six months ended June 30, 1995

                                           Mustang
                                  The      Island     Oak Hill        Enron
                               Company    Interest    Interest       Interest
                              ---------- ----------- ------------- ------------
                              Six Months Three-Month  Five-Month   Five-Month
                                Ended    Period Ended Period Ended Period Ended
                               June 30,    March 31,    May 31,      May 31,
                                 1995        1995        1995         1995
                              ---------- ----------- -----------    --------
Oil and gas sales             $2,653,741   $126,602     $868,306    $400,579


Costs and expenses:
  Lease operating                712,965     56,474      212,387     144,398
  Oil and gas production
  taxes                          149,193      7,224        3,193      30,043
Depreciation, depletion,
  and amortization               874,249          -            -           -
General and administrative       524,243          -            -           -
                              ---------- ---------- ------------   ---------
                               2,260,650     63,698      215,580     174,441
                              ---------- ---------- ------------   ---------
Operating income                 393,091     62,904      652,726     226,138

Other income (expense):
  Interest expense              (328,842)         -            -           -
  Interest income and other       48,877          -            -           -
  Gain on sale of marketable
    securities                   223,713          -            -           -
                              ---------- ---------- ------------   ---------
Income before income taxes       336,839     62,904      652,726     226,138
Provision for income taxes             -          -            -           -
                              ---------- ---------- ------------   ---------
Income before extraordinary
  item                        $  336,839 $   62,904 $    652,726   $ 226,138
                              ========== ========== ============   =========

Income (loss) before
  extraordinary item per
  common share                $     0.01
                              ==========

Weighted average number of
  common shares outstanding    9,524,574
                              ==========

                                     Pro Forma        Pro
                                    Adjustments      Forma
                                    -----------    ----------
Oil and gas sales                     $       -    $4,049,228


Costs and expenses:
  Lease operating                             -     1,126,224
  Oil and gas production
  taxes                                       -       189,653
Depreciation, depletion,
  and amortization                      869,688(1)  1,743,937
General and administrative                    -       524,243
                                    -----------     ---------
                                        869,688     3,584,057
                                    -----------     ---------
Operating income                       (869,688)      465,171

Other income (expense):
  Interest expense                     (277,946)(2)  (606,788)
  Interest income and other                   -        48,877
  Gain on sale of marketable
    securities                                -       223,713
                                     ----------     ---------
Income before income taxes           (1,147,634)      130,973
Provision for income taxes                    -             -
                                     ----------     ---------
Income before extraordinary
  item                              $(1,147,634)    $ 130,973
                                     ===========    =========

Income (loss) before
  extraordinary item per
  common share                                      $   (0.01)(3)
                                                    =========

Weighted average number of
  common shares outstanding           1,064,811(3) 10,589,385(3)
                                      =========    ==========


       See accompanying notes to pro forma statement of operations.

                        National Energy Group, Inc.

                     Pro Forma Statement of Operations
                                (Unaudited)

                       Year ended December 31, 1994

                                           Mustang
                                 The       Island     Oak Hill        Enron
                              Company     Interest    Interest       Interest
                             ----------  ----------- ------------- ------------
Oil and gas sales            $3,158,716  $358,785    $382,427      $1,151,294


Costs and expenses:
  Lease operating             1,207,251    238,171    163,171         314,821
  Oil and gas production
  taxes                         176,320     21,211     16,773          86,347
Depreciation, depletion,
  and amortization            1,049,100          -          -               -
General and administrative      826,459          -          -               -
                             ----------  ----------- ------------- ------------
                              3,259,130    259,382    179,944         401,168
                             ----------  ----------- ------------- ------------
Operating income (loss)        (100,414)    99,403    202,483         750,126

Other income (expense):
  Interest expense             (517,086)         -          -               -
  Interest income and other     128,131          -          -               -
                             ----------  ----------- ------------- ------------
Income (loss) before income
  taxes                        (489,369)    99,403    202,483         750,126
Provision for income taxes            -          -          -               -
                             ----------  ----------- ------------- ------------
Income (loss) before
  extraordinary item         $ (489,369) $  99,403   $202,483      $  750,126
                             ==========  =========== ============= ============

Loss before extraordinary
  item per common share      $    (0.09)
                             ==========

Weighted average number of
  common shares outstanding   8,476,821
                             ==========

                                     Pro Forma        Pro
                                    Adjustments      Forma
                                    -----------    ----------
Oil and gas sales                    $        -    $5,051,222


Costs and expenses:
  Lease operating                             -     1,923,414
  Oil and gas production
  taxes                                       -       300,651
Depreciation, depletion,
  and amortization                      943,290(1)  1,992,390
General and administrative                    -       826,459
                                    -----------    ----------
                                        943,290     5,042,914
                                    -----------    ----------

Operating income (loss)                (943,290)        8,308

Other income (expense):
  Interest expense                     (192,875)(2)  (709,961)
  Interest income and other                   -       128,131
                                    -----------    ----------
Income (loss) before income
  taxes                              (1,136,165)     (573,522)
Provision for income taxes                    -             -
                                    -----------    ----------
Income (loss) before
  extraordinary item                $(1,136,165)   $ (573,522)
                                    ===========    ==========

Loss before extraordinary
  item per common share                            $    (0.06)(3)
                                                   ==========

Weighted average number of
  common shares outstanding           1,064,811(3)  9,541,632(3)
                                    ===========    ==========


       See accompanying notes to proforma statement of operations.

                 NATIONAL ENERGY GROUP, INC.

         NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                         (Unaudited)

Note A -  Pro  Forma Adjustments for the Acquisition of  the
       Mustang Island Interest, Oak Hill Interest and  Enron
       Interest

  In April 1995, the Company acquired a producing oil and gas property in the Mustang Island Field in offshore Nueces County, Texas ("Mustang Island Interest") from Sierra Mineral Development, L.C. and LLOG Production Company (the Company assumed Sierra Mineral's contractual rights and obligations with LLOG). In June 1995, the Company completed the acquisition of producing gas properties in the Oak Hill Field in Rusk County, Texas ("Oak Hill Interest") from Sierra 1994 I Limited Partnership ("Sierra"). In June 1995, the Company also completed the acquisition of producing oil and gas properties in Eddy County, New Mexico, from Enron Oil and Gas Company ("Enron Interest").

  The consideration given for the acquisition of the Mustang Island Interest consisted of $900,000 in cash and 352,500 shares of the Company's Class A Common Stock. The Company funded the cash portion of the Mustang Island acquisition with available cash balances. The consideration paid by the Company to Sierra for the Oak Hill Interest consisted of $7,200,000 in cash, 612,311 shares of the Company's Class A Common Stock and warrants to purchase 200,000 shares of Class A Common Stock at a price per share of $2.00. The cash portion of the acquisition was funded primarily by the Company's new reducing, revolving credit facility with Bank One, Texas, N.A. ("Bank One") (see below). The consideration given for the acquisition of the Enron Interest was $2,119,295 in cash. This acquisition was funded by borrowings under the Company's new credit facility with Bank One and available cash.

  In June 1995, the Company consummated a $33,000,000 reducing revolving line of credit facility (the "Facility") with Bank One, Texas, N.A. ("Bank One"). The initial funding was $15,500,000, of which $12,500,000 was drawn upon. The initial advance was used to purchase the Oak Hill Interest and the Enron Interest described above, to pay off the Company's credit facility with Texas Gas Fund I and for closing fees. In addition, the Company issued 100,000 shares of Class A common stock to Texas Gas Fund I to reduce their Net Profits Interest in the Goldsmith Adobe Unit ("GAU"). In the future, the Facility will be used for the further development of the GAU in Ector County, Texas, and for acquisitions and limited exploration.

  The Facility consists of two parts: a Revolving Note of up to $30,000,000, with an interest rate of prime plus 1% (subject to reduction in certain circumstances) or LIBOR plus 3.75% (subject to reduction in certain circumstances), and an Advance Note of up to $3,000,000 (primarily for the development of GAU) at a rate of prime plus 4%. Payments of interest and principal will be made monthly. The Facility is

                 NATIONAL ENERGY GROUP, INC.

                         (Unaudited)

NOTE A -   Pro  Forma Adjustments for the Acquisition of the
       Mustang Island Interest, Oak Hill Interest and  Enron
       Interest


secured by all of the Company's principal oil and gas properties, related equipment, oil and gas inventory and related revenues. Prepayments are allowed at any time.

                 NATIONAL ENERGY GROUP, INC.

    NOTES TO PRO FORMA STATEMENT OF OPERATIONS (Continued)
                         (Unaudited)

Note A -  Pro  Forma Adjustments for the Acquisition of  the
       Mustang Island Interest, Oak Hill Interest and  Enron
       Interest (Continued)


  The Revolving Note has a maturity date of June 30, 1999 and the Advance Note has a maturity date of June 30, 1996. Payment of the Advance Note is subordinated to payment of the Revolving Note. Beginning July 31, 1995, the Company is required to make monthly payments of $175,000 (which amount can be redetermined semi-annually by Bank One).

  The accompanying unaudited pro forma statement of operations for the six months ended June 30, 1995 and the year ended December 31, 1994 have been prepared as if the acquisition of the Mustang Island Interest, the Oak Hill Interest, and the Enron Interest had occurred on January 1, 1994, and it reflects the following adjustments:

(1) To adjust depletion, depreciation, and amortization to reflect the effect of the acquisition of the Mustang Island Interest, the Oak Hill Interest, and the Enron Interest. Depletion, depreciation, and amortization of the oil and gas properties is computed using the unit-of-production method.

(2) To adjust interest expense to reflect the additional borrowings under the new Facility directly related to the acquisition of the Oak Hill Interest and the Enron Interest (the acquisition of the Mustang Island Interest was funded with available cash).

(3) To adjust the weighted average number of common shares outstanding for shares of common stock issued as a result of the acquisition of the Mustang Island Interest and the Oak Hill Interest and to reduce Texas Gas Fund
     I's NPI interest in the GAU. The loss per common share is computed by dividing net income (loss), adjusted for preferred stock dividend requirements of $280,000 and $264,705 for the six months ended June 30, 1995 and the year ended December 31, 1994, respectively, by the weighted average common shares outstanding.

Note B - Pro Forma Combined Supplemental Oil and Gas Reserve and Standardized Measure Information

  The   following  is  a  summary  of  pro  forma   combined
estimated   quantities  of  proved  reserves  derived   from
estimates prepared by the Company's independent engineers.

                 NATIONAL ENERGY GROUP, INC.

    NOTES TO PRO FORMA STATEMENT OF OPERATIONS (Continued)
                         (Unaudited)

Note B - Pro Forma Combined Supplemental Oil and Gas Reserve and Standardized Measure Information (Continued)

 Pro Forma Combined Estimated Quantities of Proved Reserves

                                           Oil          Gas
                                          (Bbl)        (Mcf)
                                        ----------   -----------
January 1, 1994                         3,921,940    40,840,161
  Purchase of reserves in place         1,035,137     1,858,271
  Extensions                              906,526     1,996,771
  Revisions of previous estimates        (387,840)     (879,838)
  Production                             (138,776)   (1,564,962)
                                        ----------   -----------
December 31, 1994                       5,336,987    42,250,403
                                        ==========   ===========

 Pro Forma Combined Estimated Quantities of Proved Developed
                          Reserves

                                           Oil           Gas
                                          (Bbl)         (Mcf)
                                        ----------   -----------
January 1, 1994                         1,769,870    19,151,553
December 31, 1994                       1,640,745    21,913,433

  The following is a summary of a pro forma combined standardized measure of discounted future net cash flows related to the Company's pro forma combined proved oil, gas, and natural gas liquids reserves. Such information has been derived from valuations of proved reserves using discounted cash flows estimated by the Company's internal and independent engineers. The additions to proved reserves from new discoveries and extensions could vary significantly from year to year; additionally, the impact of changes to reflect current prices and costs of reserves proved in prior years could also be significant. Accordingly, the information presented below should not be viewed as an estimate of the fair value of the Company's oil and gas properties following the acquisition of the Mustang Island Interest, the Oak Hill Interest, and the Enron Interest, nor should it be considered indicative of any future trends.

                 NATIONAL ENERGY GROUP, INC.

    NOTES TO PRO FORMA STATEMENT OF OPERATIONS (Continued)
                         (Unaudited)

Note B - Pro Forma Combined Supplemental Oil and Gas Reserve and Standardized Measure Information (Continued)

Pro Forma Combined Standardized Measure of Discounted Future
                       Net Cash Flows

                                                 December 31
                                                    1994
                                                 -------------
Future cash inflows                              $161,160,015
Future production and development costs           (80,912,115)
Future income tax expense                         (17,665,154)
                                                 -------------
Future net cash flows                              62,582,746
10% annual discount for estimated timing
  of cash flows                                   (26,988,430)
                                                 -------------
Standardized measure of discounted future
  net cash flows                                 $ 35,594,316
                                                 =============

  During recent years, there have been significant fluctuations in prices paid for crude oil in world markets. This situation has had a destabilizing effect on crude oil's posted prices in the United States, including the posted prices paid by purchasers of the Company's crude oil. The weighted average prices at January 1, 1994 and December 31, 1994 of oil and gas, used in the above table were $17.77, and $16.89 per barrel, respectively, and $1.67 and $1.82 per Mcf, respectively.

  The following are the principal sources of change in the pro forma combined standardized measure of discounted future net cash flows:

                                                  Year ended
                                                  December 31
                                                     1994
                                                 -------------
Sales and transfers of oil and gas produced, net
  of production costs                            $ (2,827,157)
Net changes in prices and production cost          10,677,716
Purchases of reserves in place                      3,414,926
Extensions and discoveries, less related costs      4,605,206
Revisions of previous quantity estimates           (1,985,978)
Sales of reserves in place                            (30,585)
Accretion of discount                               3,520,074
Net change in income taxes                         (8,462,081)
Changes in production rates and other              (1,832,668)

                             F-8





                 NATIONAL ENERGY GROUP, INC.

    NOTES TO PRO FORMA STATEMENT OF OPERATIONS (Continued)
                         (Unaudited)


                                                 -------------
Net change                                         $7,079,453
                                                 =============

      REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


The Board of Directors and Stockholders
National Energy Group, Inc.

  We have audited the accompanying statements of operating revenues and direct operating expenses for the Mustang Island Interest (as defined in Note A to the accompanying statements) purchased by National Energy Group, Inc. (the "Company") for the years ended December 31, 1994 and 1993. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the accompanying statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the accompanying statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the revenues and expenses of the Mustang Island Interest.

  In our opinion, the statements referred to above present fairly, in all material respects, the operating revenues and direct operating expenses of the Mustang Island Interest for the years ended December 31, 1994 and 1993 in conformity with generally accepted accounting principles.



                                       ERNST & YOUNG LLP

Dallas, Texas
September 12, 1995

                           Mustang Island Interest

            Statements of Operating Revenues and Direct Operating
                                   Expenses


                          (Note A)

                                    Three-Month
                                   Period Ended
                                    March 31,         Year Ended December 31,
                                      1995              1994          1993
                                 ---------------    ------------   ------------
                                   (unaudited)

Oil and gas sales                $126,602           $358,785       $401,309

Direct operating expenses:
  Lease operating                  56,474            238,171        173,871
  Oil and gas production taxes      7,224             21,211         23,127
                                 ---------------    ------------   ------------
                                   63,698            259,382        196,998
                                 ---------------    ------------   ------------

Excess of operating revenues
  over direct operating expenses $ 62,904          $  99,403       $204,311
                                 ===============   =============   ============

        See accompanying notes to statements of operating revenues and direct operating expenses.

                  MUSTANG ISLAND INTEREST

       NOTES TO STATEMENTS OF OPERATING REVENUES AND
                 DIRECT OPERATING EXPENSES

Note A - Basis of Presentation

  In April 1995, the Company acquired a producing oil and gas property in the Mustang Island Field in offshore Nueces County, Texas ("Mustang Island Interest") from Sierra Mineral Development, L.C. and LLOG Production Company (the Company assumed Sierra Mineral's contractual rights and obligations with LLOG).

  The consideration given for the acquisition of the Mustang Island Interest consisted of $900,000 in cash and 352,500 shares of the Company's Class A Common Stock. The Company funded the cash portion of the Mustang Island Interest acquisition with available cash balances.

  The  operating  revenues  and  direct  operating  expenses
presented  herein  relate  only  to  the  interest  in   the
producing oil and gas properties acquired and do not represent all of the oil and gas operations of the sellers. Direct operating expenses include the actual costs of maintaining the producing properties and their production, but do not include charges for depletion, depreciation, and amortization; federal and state income taxes; interest; or general and administrative expenses, including well overhead charges. Presentation of complete historical financial statements for the three-month period ended March 31, 1995 and the years ended December 31, 1994 and 1993 is not practicable since the Mustang Island Interest was not accounted for as a separate entity; and therefore, such statements are not available. The operating revenues and direct operating expenses for the periods presented may not be representative of future operations.

Note B - Supplemental Oil and Gas Reserve and Standardized
      Measure Information (Unaudited)

  The Company retained an independent engineering firm to provide an estimate of the future net oil and gas reserves of the Mustang Island Interest as of April 1, 1995. The reserve quantity information has been derived from this report.

  Estimated quantities of proved net reserves include only those quantities that can be expected to be commercially recoverable at prices and costs in effect at the effective date of the acquisition, under existing regulatory practices and with conventional equipment and operating methods. Proved developed reserves represent only those reserves expected to be recovered through existing wells with existing equipment and operating methods. Proved undeveloped reserves include those reserves expected to be recovered from new wells on undrilled acreage or from existing wells on which a relatively major expenditure is required for recompletion.

                  MUSTANG ISLAND INTEREST

       NOTES TO STATEMENTS OF OPERATING REVENUES AND
            DIRECT OPERATING EXPENSES (Continued)


Note B - Supplemental Oil and Gas Reserve and Standardized
      Measure Information (Unaudited) (Continued)

           Estimated Quantities of Proved Reserves

                                              Oil        Gas
                                             (Bbl)      (Mcf)
                                            -------    ---------
January 1, 1993                             154,786    3,064,568
  Production                                 13,989       16,555
                                            -------    ---------
December 31, 1993                           140,797    3,048,013
  Production                                 19,812       44,253
                                            -------    ---------
December 31, 1994                           120,985    3,003,760

      Estimated Quantities of Proved Developed Reserves

                                              Oil        Gas
                                             (Bbl)      (Mcf)
                                            -------    ---------
January 1, 1993                             108,230    211,568
December 31, 1993                            94,241    195,013
December 31, 1994                            74,429    150,760

  The following is a summary of a standardized measure of discounted future net cash flows related to the proved oil and gas reserves of the Mustang Island Interest. For these calculations, estimated future cash flows from estimated future production of proved reserves were computed using oil and gas prices as of the end of each period presented. Future development and production costs attributable to the proved reserves were estimated assuming that existing conditions would continue over the economic life of the properties, and costs were not escalated for the future. The Mustang Island Interest is not a separate tax paying entity. Accordingly, the standardized measure of discounted future net cash flows from proved reserves is presented before deduction of federal income taxes. The information presented below should not be viewed as an estimate of the fair value of the Mustang Island Interest, nor should it be considered indicative of any future trends.

                  MUSTANG ISLAND INTEREST

       NOTES TO STATEMENTS OF OPERATING REVENUES AND
            DIRECT OPERATING EXPENSES (Continued)

Note B - Supplemental Oil and Gas Reserve and Standardized
      Measure Information (Unaudited)  (Continued)

  Standardized Measure of Discounted Future Net Cash Flows

                                                      December 31, December 31,
                                                          1994         1993
                                                      ------------ ------------
Future cash inflows                                   $ 7,475,215  $ 7,058,775
Future production and development costs                (3,819,609)  (4,078,991)
Discount of future net cash flows at 10% per annum       (716,104)    (641,910)
                                                      -----------  ------------
Discounted future net cash flows before income taxes  $ 2,939,502  $ 2,337,874
                                                      ===========  ===========



  The   weighted   average  prices  of  oil   and   gas   at
December 31, 1994 and December 31, 1993 used in the above table were $18.50 and $14.54 per barrel, respectively, and $1.75 and $1.71 per Mcf, respectively.

  The following are the principal sources of change in the standardized measure of discounted future net cash flows of the Mustang Island Interest:

                                                      Year ended December 31,
                                                      ------------------------
                                                        1994         1993
                                                      ------------------------
Sales and transfers of oil and gas
   produced, net of production costs                  $ (99,403)   $  (204,311)
Net changes in prices and production costs              467,244     (1,412,443)
Accretion of discount                                   233,787        359,512
                                                      ------------ ------------
Net change                                             $601,628    $(1,257,242)
                                                      ============ ============

      REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


The Board of Directors and Stockholders
National Energy Group, Inc.

  We have audited the accompanying statements of operating revenues and direct operating expenses for the Oak Hill Interest (as defined in Note A to the accompanying statements) purchased by National Energy Group, Inc. (the "Company") for the years ended December 31, 1994 and 1993. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the accompanying statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the accompanying statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the revenues and expenses of the Oak Hill Interest.

  In our opinion, the statements referred to above present fairly, in all material respects, the operating revenues and direct operating expenses of the Oak Hill Interest for the years ended December 31, 1994 and 1993 in conformity with generally accepted accounting principles.



                                       ERNST & YOUNG LLP

Dallas, Texas
September 12, 1995

                      Oak Hill Interest


    Statements of Operating Revenues and Direct Operating
                          Expenses

                          (Note A)

                                          Five-Month
                                         Period Ended   Year Ended December 31,
                                           May 31,      -----------------------
                                            1995          1994         1993
                                         ------------   ----------- -----------
                                         (unaudited)
Oil and gas sales                        $868,306       $382,427    $323,182

Direct operating expenses:
  Lease operating                         212,387        163,171      70,128
  Oil and gas production taxes              3,193         16,773      24,239
                                         -----------    ----------  -----------
                                           215,580        179,944     94,367
                                         -----------    ----------  -----------

Excess of operating revenues over
   direct operating expenses              $652,726       $202,483   $228,815
                                         ===========    ==========  ===========

          See accompanying notes to statements of operating revenues
                                      and
                          direct operating expenses.

                     OAK HILL INTEREST

       NOTES TO STATEMENTS OF OPERATING REVENUES AND
                 DIRECT OPERATING EXPENSES

Note A - Basis of Presentation

  In June 1995, the Company completed the acquisition of producing gas properties in the Oak Hill Field in Rusk
County,  Texas  ("Oak Hill Interest")  from  Sierra  1994  I
Limited Partnership ("Sierra").

  The consideration paid by the Company to Sierra for the Oak Hill Interest acquisition consisted of $7,200,000 in cash, 612,311 shares of the Company's Class A Common Stock and warrants to purchase 200,000 shares of Class A Common Stock at a price per share of $2.00. The cash portion of the acquisition was funded primarily by the Company's new Facility with Bank One (See discussion in Note A to the Pro Forma Statement of Operations).

The   operating  revenues  and  direct  operating   expenses
presented  herein  relate  only  to  the  interest  in   the
producing  oil  and  gas  properties  acquired  and  do  not represent all of the oil and gas operations of Sierra. Direct operating expenses include the actual costs of maintaining the producing properties and their production, but do not include charges for depletion, depreciation, and amortization; federal and state income taxes; interest; or general and administrative expenses, including well overhead charges. Presentation of complete historical financial statements for the five-month period ended May 31, 1995 and the years ended December 31, 1994 and 1993 is not practicable since the Oak Hill Interest was not accounted for as a separate entity; and therefore, such statements are not available. The operating revenues and direct operating expenses for the periods presented may not be representative of future operations.

Note B - Supplemental Oil and Gas Reserve and Standardized
      Measure Information (Unaudited)

  The Company retained an independent engineering firm to provide an estimate of the future net oil and gas reserves of the Oak Hill Interest as of April 1, 1995. The reserve quantity information has been derived from this report.

  Estimated quantities of proved net reserves include only those quantities that can be expected to be commercially recoverable at prices and costs in effect at the effective date of the acquisition, under existing regulatory practices and with conventional equipment and operating methods. Proved developed reserves represent only those reserves expected to be recovered through existing wells with existing equipment and operating methods. Proved undeveloped reserves include those reserves expected to be recovered from new wells on undrilled acreage or from existing wells on which a relatively major expenditure is required for recompletion.

                               OAK HILL INTEREST

                 NOTES TO STATEMENTS OF OPERATING REVENUES AND
                     DIRECT OPERATING EXPENSES (Continued)

                    Estimated Quantities of Proved Reserves

                                                          Oil       Gas
                                                         (Bbl)     (Mcf)
                                                        -------   ----------
January 1, 1993                                         43,773    22,312,163
  Production                                               338       183,646
                                                        -------   ---------
December 31, 1993                                       43,435    22,128,517
  Production                                               433       239,292
                                                        ------    ----------
December 31, 1994                                       43,002    21,889,225
                                                        ======    ==========

                     Estimated Quantities of Proved Developed Reserves

                                                         Oil         Gas
                                                        (Bbl)       (Mcf)
                                                        ======    ==========
January 1, 1993                                         17,543     5,742,163
December 31, 1993                                       17,205     5,558,517
December 31, 1994                                       20,111     8,601,225

  The following is a summary of a standardized measure of discounted future net cash flows related to the proved oil and gas reserves of the Oak Hill Interest. For these calculations, estimated future cash flows from estimated future production of proved reserves were computed using oil and gas prices as of the end of each period presented. Future development and production costs attributable to the proved reserves were estimated assuming that existing conditions would continue over the economic life of the properties, and costs were not escalated for the future. The Oak Hill Interest is not a separate tax paying entity. Accordingly, the standardized measure of discounted future net cash flows from proved reserves is presented before deduction of federal income taxes. The information presented below should not be viewed as an estimate of the fair value of the Oak Hill Interest, nor should it be considered indicative of any future trends.

            Standardized Measure of Discounted Future Net Cash Flows

                                                     December 31,   December 31,
                                                        1994           1993
                                                     ------------  -------------
Future cash inflows                                  $ 40,338,294  $ 43,770,703
Future production and development costs               (21,056,247)  (21,236,191)
Discount of future net cash flows at 10% per anum      (8,027,752)   (9,130,408)
                                                     ------------  -------------
Discounted future net cash flows before income taxes $ 11,254,295  $ 13,404,104
                                                     ============  ============

                               OAK HILL INTEREST

                 NOTES TO STATEMENTS OF OPERATING REVENUES AND
                     DIRECT OPERATING EXPENSES (Continued)

  The   weighted   average  prices  of  oil   and   gas   at
December 31, 1994 and December 31, 1993 used in the above table were $18.50 and $19.86 per barrel, respectively, and $1.82 and $1.96 per Mcf, respectively.

Note B - Supplemental Oil and Gas Reserve and Standardized
      Measure Information (Unaudited) (Continued)

  The following are the principal sources of change in the standardized measure of discounted future net cash flows of the Oak Hill Interest:

                                                     Year ended December 31,
                                                    -------------------------
                                                        1994         1993
                                                    ------------ ------------
Sales and transfers of oil and gas produced,
  net of production costs                           $  (202,483)  $ (228,815)
Net changes in prices and production costs           (3,287,736)   1,908,944
Accretion of discount                                 1,340,410    1,065,816
                                                    ------------  -----------
Net change                                          $(2,149,809)  $2,745,945
                                                    ============  ===========

      REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


The Board of Directors and Stockholders
National Energy Group, Inc.

  We have audited the accompanying statements of operating revenues and direct operating expenses for the Enron Interest (as defined in Note A to the accompanying statements) purchased by National Energy Group, Inc. (the "Company") for the years ended December 31, 1994 and 1993. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the accompanying statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the accompanying statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the revenues and expenses of the Enron Interest.

  In our opinion, the statements referred to above present fairly, in all material respects, the operating revenues and direct operating expenses of the Enron Interest for the years ended December 31, 1994 and 1993 in conformity with generally accepted accounting principles.



                                       ERNST & YOUNG LLP

Dallas, Texas
September 12, 1995

                                 Enron Interest

         Statements of Operating Revenues and Direct Operating Expenses

                                     (Note A)

                                           Five-Month
                                          Period Ended
                                            May 31,    Year Ended December 31,
                                             1995         1994       1993
                                           ----------- ---------- ------------
                                           (unaudited)

Oil and gas sales                          $400,579    $1,151,294 $2,178,702

Direct operating expenses:
  Lease operating                           144,398       314,821    206,368
  Oil and gas production taxes               30,043        86,347    163,403
                                           ----------- ---------- ------------
                                            174,441       401,168    369,771

Excess of operating revenues over
  direct operating expenses                 $226,138    $ 750,126 $1,808,931
                                           =========== ========== ============

          See accompanying notes to statements of operating revenues and direct operating expenses.

                       ENRON INTEREST

       NOTES TO STATEMENTS OF OPERATING REVENUES AND
                 DIRECT OPERATING EXPENSES


Note A - Basis of Presentation

  In June 1995, the Company completed the acquisition of producing oil and gas properties in Eddy County, New Mexico, for Enron Oil and Gas Company ("Enron Interest"), pursuant to a Purchase and Sale Agreement dated as of March 29, 1995 between the Company and Enron. The acquisition consists of six gas wells and two oil wells, which contain approximately 4 billion cubic feet of gas equivalent. The Company will be the operator of a majority of the properties. The consideration given for the acquisition was $2,119,295 in cash. This acquisition was funded by the Company's new credit Facility with Bank One (see discussion in Note A to the Pro Forma Statement of Operations) and available cash balances.

The   operating  revenues  and  direct  operating   expenses
presented  herein  relate  only  to  the  interest  in   the
producing oil and gas properties acquired and do not represent all of the oil and gas operations of Enron. Direct operating expenses include the actual costs of maintaining the producing properties and their production, but do not include charges for depletion, depreciation, and amortization; federal and state income taxes; interest; or general and administrative expenses, including well overhead charges. Presentation of complete historical financial statements for the five-month period ended May 31, 1995 and the years ended December 31, 1994 and 1993 is not practicable since the Enron Interest was not accounted for as a separate entity; and therefore, such statements are not available. The operating revenues and direct operating expenses for the periods presented may not be representative of future operations.

Note B - Supplemental Oil and Gas Reserve and Standardized
      Measure Information (Unaudited)

  The Company's internal reserve engineers prepared an estimate of the future net oil and gas reserves of the Enron
Interest as of May 1, 1995. The reserve quantity information has been derived from this estimate.

  Estimated quantities of proved net reserves include only those quantities that can be expected to be commercially recoverable at prices and costs in effect at the effective date of the acquisition, under existing regulatory practices and with conventional equipment and operating methods. Proved developed reserves represent only those reserves expected to be recovered through existing wells with existing equipment and operating methods. Proved undeveloped reserves include those reserves expected to be recovered from new wells on undrilled acreage or from existing wells on which a relatively major expenditure is required for recompletion.

                                ENRON INTEREST

                NOTES TO STATEMENTS OF OPERATING REVENUES AND
                    DIRECT OPERATING EXPENSES (Continued)


Note A - Basis of Presentation (Continued)

           Estimated Quantities of Proved Reserves

                                                         Oil        Gas
                                                        (Bbl)      (Mcf)
                                                       -------   ---------
January 1, 1993                                        20,505    5,720,454
Production                                             3,881     1,104,216
                                                       -------   ---------
December 31, 1993                                      16,624    4,616,238
Production                                              2,889      660,574
                                                       -------   ---------
December 31, 1994                                      13,735    3,955,664
                                                       =======   =========

               Estimated Quantities of Proved Developed Reserves

                                                         Oil        Gas
                                                        (Bbl)      (Mcf)
                                                       --------  ---------
January 1, 1993                                        20,505    5,720,454
December 31, 1993                                      16,624    4,616,238
December 31, 1994                                      13,735    3,955,664

  The following is a summary of a standardized measure of discounted future net cash flows related to the proved oil and gas reserves of the Enron Interest. For these calculations, estimated future cash flows from estimated future production of proved reserves were computed using oil and gas prices as of the end of each period presented. Future development and production costs attributable to the proved reserves were estimated assuming that existing conditions would continue over the economic life of the properties, and costs were not escalated for the future. The Enron Interest is not a separate tax paying entity. Accordingly, the standardized measure of discounted future net cash flows from proved reserves is presented before deduction of federal income taxes. The information presented below should not be viewed as an estimate of the fair value of the Enron Interest, nor should it be considered indicative of any future trends.

                                ENRON INTEREST

                NOTES TO STATEMENTS OF OPERATING REVENUES AND
                    DIRECT OPERATING EXPENSES (Continued)


Note B - Supplemental Oil and Gas Reserve and Standardized
      Measure Information (Unaudited) (Continued)

           Standardized Measure of Discounted Future Net Cash Flows


                                                     December 31,  December 31,
                                                         1994          1993
                                                     ------------  ------------
Future cash inflows                                  $6,137,850    $8,383,973
Future production and development costs                (986,357)   (1,368,349)
Discount of future net cash flows at 10% per anum    (1,623,848)   (1,956,358)
                                                     -----------   ------------
Discounted future net cash flows before income taxes $3,527,645    $5,059,266
                                                     ===========   ============

  The   weighted   average  prices  of  oil   and   gas   at
December 31, 1994 and December 31, 1993 used in the above table were $17.50 and $20.13 per barrel, respectively, and $1.50 and $1.73 per Mcf, respectively.

  The following are the principal sources of change in the standardized measure of discounted future net cash flows of the Enron Interest:

                                                       Year ended December 31,
                                                        1994          1993
                                                     ------------  -------------
Sales and transfers of oil and gas produced,
  net of production costs                            $ (750,126)   $(1,808,931)
Net changes in prices and production costs           (1,287,422)    (2,567,101)
Accretion of discount                                   505,927        857,754
                                                     ------------  -------------
Net change                                           $(1,531,621)  $(3,518,278)
                                                     ============  =============

                         SIGNATURES

  Pursuant  to  the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                             NATIONAL ENERGY GROUP, INC.



                             By:
                                /s/ Miles D. Bender
                                President and Chief Executive Officer

DATE: September 14, 1995

                               EXHIBIT INDEX

               Exhibit No.              Description of Exhibit
              -----------------         ------------------------
                   23.2                 Consent of Ernst & Young LLP
                                        filed herewith.

     CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 33 81172 and Form S-3 No. 33-88008) of National Energy Group, Inc., and in the related Prospectuses of our reports dated September 12, 1995, with respect to the statements of operating revenues and direct operating expenses of the Mustang Island Interest, Oak Hill Interest, and the Enron Interest included in this Current Report (Form 8-K/A No. 1) dated June 30, 1995, filed with the Securities and Exchange Commission.



                                     ERNST & YOUNG LLP


Dallas, Texas
September 14, 1995